Exhibit 99.1

Toprol-XL Family

(A Product of AstraZeneca Pharmaceuticals LP)

Abbreviated Financial Statements

December 31, 2015 and September 30, 2016

(With Independent Auditors’ Report Thereon)

Contents

Independent Auditors’ Report	2
Statements of Assets Acquired	3
Statements of Net Revenues and Direct Expenses	4
Notes to the Abbreviated Financial Statements	5

Independent Auditors’ Report

The Partners

AstraZeneca Pharmaceuticals LP:

We have audited the accompanying financial statements of the Toprol-XL Family of AstraZeneca Pharmaceuticals LP, which comprise the statements of assets acquired as of September 30, 2016 and December 31, 2015, and the related statements of net revenues and direct expenses for the nine months ended September 30, 2016 and the year ended December 31, 2015, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the assets acquired of the Toprol-XL Family of AstraZeneca Pharmaceuticals LP as of September 30, 2016 and December 31, 2015, and its net revenues and direct expenses for the nine months ended September 30, 2016 and for the year ended December 31, 2015, in accordance with U.S. generally accepted accounting principles.

Emphasis of Matter

We draw attention to note 2 to the financial statements, which describes that the accompanying statements of assets acquired and net revenues and direct expenses were prepared for the purposes of complying with rules and regulations of the Securities and Exchange Commission (for inclusion in the filing of a Form 8-K/A of Aralez Pharmaceuticals Inc.) and are not intended to be a complete presentation of the financial position or results of operations of the Toprol-XL Family of AstraZeneca Pharmaceuticals LP. Our opinion is not modified with respect to this matter.

/s/ KPMG LLP

Philadelphia, Pennsylvania

December 23, 2016

Toprol-XL Family

(A Product of AstraZeneca Pharmaceuticals LP)

Statements of Assets Acquired

(Amounts in thousands)

	December 31,	September 30,
	2015	2016
Inventories	$5,745	$2,259
Total assets acquired	$5,745	$2,259

See accompanying notes to abbreviated financial statements.

Toprol-XL Family

(A Product of AstraZeneca Pharmaceuticals LP)

Statements of Net Revenues and Direct Expenses

(Amounts in thousands)

		Period from
	Year Ended	January 1, 2016
	December 31,	to September 30,
	2015	2016
Net product revenues	$90,641	$79,787
Cost of goods sold	20,160	18,758
Gross profit	70,481	61,029
Direct expenses:
Selling expenses	1,430	197
General & administrative	1,419	1,336
Total direct expenses	2,849	1,533
Net revenues in excess of direct expenses	$67,632	$59,496

See accompanying notes to abbreviated financial statements.

Toprol-XL Family

(A Product of AstraZeneca Pharmaceuticals LP)

Notes to the Abbreviated Financial Statements

December 31, 2015 and September 30, 2016

(Amounts in thousands)

 (1)    Background

AstraZeneca Pharmaceuticals LP (AZPLP or the Partnership) is a United States (U.S.) partnership. Since inception on July 1, 1998 through December 31, 1999, AZPLP was primarily comprised of its investment in AstraZeneca LP (AZLP) (formerly Astra Pharmaceuticals, L.P.). As a result of the contribution of the pharmaceuticals business of Zeneca Inc. on January 1, 2000, AZPLP became a full operating entity that develops, formulates, manufactures, markets and distributes ethical pharmaceutical products, within the U.S. and its territories and possessions. At December 31, 2015 and September 30, 2016, AZPLP was comprised of the following partners who are wholly owned, indirect subsidiaries of AstraZeneca PLC (AstraZeneca PLC):

•            AstraZeneca AB (AZAB, the General Partner)

•            Zeneca Inc. (ZINC, a Limited Partner)

The intellectual property for the Toprol-XL Family was held by AstraZeneca AB. Commercial marketing and distribution rights within the U.S. and its territories was held by AZPLP.

In August 2006, AZPLP entered into a Distribution Agreement with Par Pharmaceuticals, Inc. (an affiliate of Endo Pharmaceuticals, Inc.) to distribute an authorized generic of meToprol-XLol succinate, the generic version of Toprol-XL.

Pursuant to an Asset Purchase Agreement (APA) dated as of October 3, 2016, AZAB agreed to sell to Aralez Pharmaceuticals Trading DAC (Aralez) certain assets and the rights associated with the Toprol-XL Family within the U.S. and its territories. Pursuant to a supply agreement, AZPLP will supply the products associated with the Toprol-XL Family to Aralez. AZPLP will retain financial responsibility for any liabilities relating to products sold prior to the closing of the transaction and Aralez will assume responsibility for any liabilities for products sold after the closing of the transaction.

(2)     Basis of Presentation

These accompanying financial statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (SEC) under Rule 3-05 of Regulation S-X. The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America. Historically, complete financial statements have never been prepared for the Toprol-XL Family as AZPLP did not maintain the Toprol-XL Family as a stand-alone business, division or subsidiary, and therefore it is impractical to prepare historical stand-alone or full carve-out financial statements for the Toprol-XL Family. These financial statements have been prepared in accordance with a waiver obtained by Aralez from the SEC to reflect the assets acquired by Aralez as well as all costs directly associated with producing revenues, including a reasonable allocation of expenses, and excludes costs not directly involved in the revenue producing activity, such as corporate overhead, interest and income taxes.  The statements of assets acquired and net revenues and direct expenses of the Toprol-XL Family have been derived from the operating activities directly attributed to the Toprol-XL Family from AZPLP’s books and records. The statements of net revenues and direct expenses do not purport to reflect all the costs, expenses, and cash flows that would have been associated had the Toprol-XL Family been operated as a stand-alone, separate entity. In addition, the statements of net revenues and direct expenses may not be indicative of the operating results going forward given the omission of certain corporate overhead described in the notes to the financial statements and changes in the business that may be made by the acquirer. AZPLP’s transaction systems, including accounts receivable and accounts payable, which are used to record and account for cash transactions were not designed to identify assets and liabilities and receipts and payments on a product specific basis. As a result, cash flows for the Toprol-XL Family are unavailable.

Toprol-XL Family

(A Product of AstraZeneca Pharmaceuticals LP)

Notes to the Abbreviated Financial Statements

December 31, 2015 and September 30, 2016

(Amounts in thousands)

(3)     Summary of Significant Accounting Policies

          (a)     Inventories

Inventories are stated at the lower of cost or market determined on the first-in, first-out (FIFO) method.  Inventories consist of finished goods.

          (b)     Revenue Recognition

Revenue from product sales is recognized when the earnings process is complete. Revenue for product sales is recognized at the time of shipment, when title and risk of loss have been transferred, collectability is reasonably assured and pricing is fixed and determinable. For certain product sales, revenues are recognized when sold by the distributor to the end customer due to certain return rights.  Net sales include gross sales less estimated product returns, cash discounts and managed care expenses, which include government rebates and certain other customer discounts. The following briefly describes the nature of the net sales adjustments:

Managed Care Costs

Managed care costs include estimated amounts for price rebate programs, charge backs from wholesalers and certain other sales related items. These rebates are based primarily on volume purchases, the attainment of market share levels, government mandates and wholesaler credits. Provision for these estimated costs are recorded at the time of sale and are periodically adjusted to reflect actual experience.

Product Returns

Product of the authorized generic of Toprol-XL can only be returned under specific clauses identified in the signed distribution agreement. For all other product, customers can return product up to six months prior to expiration and until twelve months after expiration. These estimated costs are recorded at the time of sale and periodically adjusted to reflect actual experience.

Product revenues from the three largest customers accounted for 80%, 9% and 5% of total revenues for the year ended December 31, 2015 and 64%, 20% and 7% for the nine months ended September 30, 2016.

          (c)     Direct Selling Expenses

Direct selling expenses represent third-party costs directly related to the Toprol-XL Family as well as other costs that have been allocated to the Toprol-XL Family based on reasonable activity-based methods, including certain freight and distribution costs.

          (d)     Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying disclosures. Actual results could differ from these estimates.

Toprol-XL Family

(A Product of AstraZeneca Pharmaceuticals LP)

Notes to the Abbreviated Financial Statements

December 31, 2015 and September 30, 2016

(Amounts in thousands)

(4)     Related Parties and Corporate Allocations

The Toprol-XL Family has relationships with AZPLP and its affiliates, whereby services are provided to support the Toprol-XL Family’s operations. All material used for manufacturing products associated with the Toprol-XL Family are provided by an affiliate. AZPLP performed certain corporate functions for the Toprol-XL Family for the year ended December 31, 2015 and the nine months ended September 30, 2016, including, but not limited to, corporate management, certain legal services, administration of insurance, treasury, payroll administration, employee compensation and benefit management, and administration. The costs of these corporate services are not included in the statements of net revenues and direct expenses, as AZPLP does not allocate such costs by product. In addition, the statements of net revenues and direct expenses excludes any interest and income taxes.

 (5)    Subsequent Events

AZPLP has evaluated all subsequent events through December 23, 2016, the date the financial statements were available to be issued, and is not aware of any other events that have occurred subsequent to September 30, 2016 that would require adjustments to the financial statements or disclosures in the accompanying financial statements other than the APA discussed in Note 1.